UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2015

NEW RESIDENTIAL INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

011-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

(Former name or former address, if changed since last report.)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Certain Updated Financial Information for Acquisition of HLSS

As reported on its Current Report on Form 8-K filed on February 24, 2015, on April 6, 2015, New Residential Investment Corp. (the “Company”) entered into a Share and Asset Purchase Agreement (the “Acquisition Agreement”) with Home Loan Servicing Solutions, Ltd. (“HLSS”), HLSS Advances Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“HLSS Advances”), and HLSS MSR-EBO Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (together with HLSS Advances, the “Buyers”). Pursuant to the Acquisition Agreement, the Buyers acquired from HLSS substantially all of the assets of HLSS (including all of the issued share capital of HLSS’s first-tier subsidiaries) and assumed (and agreed to indemnity HLSS for) the liabilities of HLSS (together, the “Acquisition”) subject to certain exceptions for aggregate consideration (net of certain transaction expenses being reimbursed by HLSS), consisting of approximately $1.0 billion in cash and 28,286,980 shares of common stock, par value $0.01 per share (representing 19.9% of the number of shares outstanding immediately prior to issuance), of the Company delivered to HLSS in a private placement. The closing of the Acquisition occurred simultaneously with the execution of the Acquisition Agreement.

The Company is filing this current report on Form 8-K to update certain financial information with respect to the Acquisition previously filed by the Company. Specifically, this Current Report on Form 8-K provides: (1) HLSS’s unaudited financial statements as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014, attached hereto as Exhibit 99.1, and (2) the Company’s unaudited pro forma condensed consolidated financial statements relating to the Acquisition as of March 31, 2015 and for the year ended December 31, 2014 and the three months ended March 31, 2015, attached hereto as Exhibit 99.2. The information in Exhibit 99.1 was provided by HLSS. The information in Exhibit 99.1 and 99.2 is incorporated herein by reference.

Proposed Public Offering by the Company and Selling Stockholders

This Item 8.01 of this Current Report on Form 8-K is being filed in part for the purpose of expanding the plan of distribution in the Company’s Registration Statement No. 333-196060 to include offerings of securities by existing stockholders as described in Exhibit 99.3 hereto, in addition to offerings of securities by the Company. On June 9, 2015, the Company issued a press release to announce the proposed offering of primary and secondary shares of its common stock. The full text of the press release is being filed herewith as Exhibit 99.3 and the information contained therein is incorporated by reference into this Item 8.01(b).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Home Loan Servicing Solutions, Ltd. as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014 are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of March 31, 2015 and for the year ended December 31, 2014 and the three months ended March 31, 2015, giving effect to the Acquisition, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit
No.	Description

99.1	Home Loan Servicing Solutions, Ltd. Unaudited Financial Statements as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014

99.2	New Residential Investment Corp. Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2015 and for the year ended December 31, 2014 and the three months ended March 31, 2015

99.3	Press Release, dated June 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.

/s/ Jonathan Brown
Jonathan Brown
Interim Chief Financial Officer & Chief
Accounting Officer

Date: June 9, 2015

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Home Loan Servicing Solutions, Ltd. Unaudited Financial Statements as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014

99.2	New Residential Investment Corp. Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2015 and for the year ended December 31, 2014 and the three months ended March 31, 2015

99.3	Press Release, dated June 9, 2015